UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 27, 2006
Hanover Compressor Company

(Exact name of registrant as specified in its charter)

Delaware	1-13071	76-0625124

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12001 N. Houston Rosslyn Road
Houston, Texas	77086

(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (281) 447-8787
Not Applicable

Former Name or former address, if changed since last report
Hanover Compression Limited Partnership

(Exact name of registrant as specified in its charter)

Delaware	1-31934	75-2344249

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12001 N. Houston Rosslyn Road
Houston, Texas	77086

(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (281) 447-8787
Not Applicable

Former Name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Fourth Supplemental Indenture dated 3/31/2006
Opinion of Vinson & Elkins LLP

Item 1.01	Entry into a Material Definitive Agreement.
     On March 31, 2006, Hanover Compressor Company (“Hanover”) completed the public offering of $150 million aggregate principal amount of 7 1/2% Senior Notes due 2013 (the “Notes”), which are fully and unconditionally guaranteed on a senior subordinated basis by Hanover Compression Limited Partnership (“HCLP”). The Notes were issued under a Senior Indenture, dated as of December 15, 2003, between Hanover and Wachovia Bank, National Association, as trustee (the “Trustee”), as supplemented by the Fourth Supplemental Indenture, dated as of March 31, 2006, among Hanover, HCLP and the Trustee. The Senior Indenture was filed with the Securities and Exchange Commission (the “Commission”) on December 15, 2003 as Exhibit 4.1 to Hanover’s and HCLP’s Registration Statement on Form 8-A. A copy of the Fourth Supplemental Indenture is filed herewith as Exhibit 4.1 and incorporated by reference herein.
     The material terms of the Notes are described in the prospectus supplement, dated March 27, 2006, as filed by Hanover and HCLP with the Commission on March 28, 2006 pursuant to Rule 424(b)(5) of the Securities Act of 1933, which relates to the offer and sale of the Notes and supplements the prospectus dated March 24, 2006. Hanover and HCLP registered the sale of the Notes and the underlying guarantee with the Commission pursuant to a Registration Statement on Form S-3 (Registration No. 333-132672) (the “Registration Statement”).

Item 8.01	Other Events.
     In connection with the offering of the Notes, Hanover and HCLP are also filing certain other exhibits as part of this Current Report on Form 8-K that are to be incorporated by reference into the Registration Statement, including the Form of the Note for the Notes and the opinion of Vinson & Elkins L.L.P., which are filed herewith as Exhibits 4.2 and 5.1, respectively, and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

4.1	Fourth Supplemental Indenture, dated as of March 31, 2006, among Hanover Compressor Company, Hanover Compression Limited Partnership and Wachovia Bank, National Association, as trustee.

4.2	Form of Note for the 7 1/2% Senior Notes due 2013 (included in Exhibit 4.1)

5.1	Opinion of Vinson & Elkins L.L.P.

5.2	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Hanover Compressor Company

March 31, 2006	By:	/s/ Anita H. Colglazier

Name: Anita H. Colglazier
Title: Vice President and Controller

Hanover Compression Limited Partnership

March 31, 2006	By:	/s/ Anita H. Colglazie

Name: Anita H. Colglazier
Title: Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
4.1	Fourth Supplemental Indenture, dated as of March 31, 2006, among Hanover Compressor Company, Hanover Compression Limited Partnership and Wachovia Bank, National Association, as trustee.

4.2	Form of Note for the 7 1/2% Senior Notes due 2013 (included in Exhibit 4.1)

5.1	Opinion of Vinson & Elkins L.L.P.

5.2	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)